SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 12, 2007
Allied Waste Industries, Inc.
(Exact name of registrant as specified in charter)
Delaware
(State or other jurisdiction of incorporation)

1-14705 (Commission File Number)	88-0228636 (IRS Employer Identification No.)

18500 North Allied Way Phoenix, Arizona (Address of principal executive offices)	85054 (Zip Code)
Registrant’s telephone number, including area code (480) 627-2700
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement
On March 12, 2007, Allied Waste Industries, Inc. announced the consummation of the offering by Allied Waste North America, Inc., its wholly owned subsidiary (“AWNA”), of $750.0 million in aggregate principal amount of 6 7/8% Senior Notes due 2017 (the “Senior Notes”) in a public offering under the Securities Act. The Senior Notes are governed by the eighteenth supplemental indenture, dated March 12, 2007, among AWNA, Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association, as trustee. A copy of the eighteenth supplemental indenture is attached as exhibit 1.01.
On March 12, 2007, Allied Waste Industries, Inc. also announced the receipt of consents necessary to amend the indenture governing the 8 1/2% Senior Notes due 2008 of AWNA. In connection with the receipt of the requisite consents, AWNA, Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association, as trustee, entered into a supplemental indenture to the eighth supplemental indenture governing the 8 1/2% Senior Notes due 2008. A copy of the supplemental indenture is attached as exhibit 1.02.
Item 8.01 Other Events
On March 12, 2007, Allied Waste Industries, Inc. announced the closing of the previously announced offering of Senior Notes by AWNA and the receipt of the requisite consents necessary to amend the indenture governing the 8 1/2% Senior Notes due 2008 of AWNA. A copy of the press release is attached as exhibit 99.1
Item 9.01. Financial Statements and Exhibits.
Allied Waste Industries, Inc. is filing certain exhibits under Item 9.01 hereof, which relate to the Senior Notes offering of AWNA.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
1.01	Eighteenth Supplemental Indenture governing the 6 7/8% Senior Notes due 2017, dated March 12, 2007, by and among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.

1.02	Supplemental indenture to the eighth supplemental indenture governing the 8 1/2% Senior Notes due 2008, dated March 12, 2007, by and among Allied Waste North America, Inc., the guarantors signatory thereto and U.S. Bank National Association, as trustee.

5.01	Opinion of Latham & Watkins LLP, as to the legality of the 6 7/8% Senior Notes due 2017, dated March 12, 2007.

25.1	Statement of Eligibility and Qualification of Trustee on Form T-1 of U.S. Bank National Association under the Trust Indenture Act of 1939.

99.1	Press release.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: March 12, 2007

ALLIED WASTE INDUSTRIES, INC.
By:	/s/ PETER S. HATHAWAY
Peter S. Hathaway
Executive Vice President and Chief Financial Officer